12. INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
12. INTANGIBLE ASSETS

Intangible assets consisted of the following (in thousands):

	Useful	December 31, 2012			December 31, 2011
	Life (Years)	Gross	Accumulated Amortization	Net Book Value	Gross	Accumulated Amortization	Net Book Value

Non-Amortizing:
Kinergy tradename		$2,678	$–	$2,678	$2,678	$–	$2,678

Amortizing:
Customer relationships	10	4,741	(3,685)	1,056	4,741	(3,211)	1,530
Pacific Ethanol tradename	2	800	(800)	–	800	(550)	250
Total intangible assets, net		$8,219	$(4,485)	$3,734	$8,219	$(3,761)	$4,458

Kinergy Tradename – The Company recorded a tradename valued at $2,678,000 in 2006 as part of its acquisition of Kinergy. The Company determined that the Kinergy tradename has an indefinite life and therefore, rather than being amortized, will be tested annually for impairment. The Company did not record any impairment of the Kinergy tradename for the years ended December 31, 2012 and 2011.

Customer Relationships – The Company recorded customer relationships valued at $4,741,000 as part of its acquisition of Kinergy. The Company has established a useful life of ten years for these customer relationships.

Pacific Ethanol Tradename – The Company recorded a tradename valued at $800,000 as part of its acquisition of its ownership interest in New PE Holdco, which relates to its marketing and management agreements with Pacific Ethanol, Inc. The Company has established a useful life of two years for this intangible asset.

Amortization expense associated with intangible assets totaled $724,000 and $924,000 for the years ended December 31, 2012 and 2011, respectively. The weighted-average unamortized life of the intangible assets is 2.2 years. The remaining expected amortization expense relating to amortizable intangible assets is $474,000, $474,000 and $108,000 for each of the years ending December 31, 2013, 2014 and 2015, respectively.